UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events

Partial Reinstatement of Share Redemption Program

As previously disclosed, on August 26, 2019, the board of directors (the “Board”) of SmartStop Self Storage REIT, Inc. (the “Company”) approved the suspension of the Company’s share redemption program (as amended, the “SRP”), effective as of September 27, 2019, except with respect to redemption requests made in connection with a stockholder’s death, disability, confinement to a long-term care facility, or other exigent circumstances (the “Partial Suspension”). On March 30, 2020, the Board approved the complete suspension of the SRP, effective as of April 29, 2020 (the “Full Suspension”), in order to preserve cash in light of the uncertainty relating to COVID-19 and its potential impact on the Company’s overall financial results. Due to the Full Suspension, the Company was unable to honor redemption requests made during the quarter ended March 31, 2020 or the quarter ended June 30, 2020.

On August 20, 2020, the Board determined that it would be in the best interests of the Company to partially reinstate the SRP, effective as of September 23, 2020, solely for redemptions sought in connection with a stockholder’s death, “qualifying disability” (as that term is defined in the SRP), or confinement to a long-term care facility (the “Partial Reinstatement”). All other redemptions shall remain suspended at this time. However, in connection with the Partial Reinstatement, the Company shall honor redemption requests made pursuant to exigent circumstances in connection with the Partial Suspension that were pending at the time of the Full Suspension and that have not since been revoked.

Amendment of Share Redemption Program

On August 20, 2020, the Board determined that it would be in the best interests of the Company to amend the terms of the SRP to revise the redemption price per share for all redemptions under the SRP to be equal to the most recently published estimated net asset value per share of the applicable share class (the “SRP Amendment”).

Under the SRP, the Board may amend, suspend, or terminate the SRP with 30 days’ notice to the Company’s stockholders. This Current Report on Form 8-K serves as the required notice for the Partial Reinstatement and the SRP Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: August 24, 2020	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer